UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2006

SAXON CAPITAL, INC.
(Exact name of registrant as specified in its charter)

_____________________________

Maryland (State or other jurisdiction of Incorporation)	001-32447 (Commission File Number)	30-0228584 (I.R.S. Employer Identification No.)
4860 Cox Road, Suite 300 Glen Allen, Virginia (Address of principal executive offices)		23060 (Zip Code)

Registrant’s telephone number, including area code (804) 967-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On June 7, 2006, Saxon Capital, Inc. (“Saxon”) issued a press release announcing a $984.5 million asset-backed securitization. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 8.01.  Other Events

On June 9, 2006, Saxon Capital, Inc. ("Saxon") issued a press release announcing Michael L. Sawyer, Chief Executive Officer of Saxon will be presenting at the Morgan Stanley Small Cap Investor Conference in New York City on June 15, 2006 at 10:30 a.m Eastern Time.  A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release dated June 7, 2006.

99.2	Press Release dated June 9, 2006.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAXON CAPITAL, INC.
By: /s/Carrie J. Pettitt Carrie J. Pettitt
Vice President and Controller

Date: June 9, 2006

INDEX TO EXHIBITS

Exhibits

99.1	Press Release dated June 7, 2006.

99.2	Press Release dated June 9, 2006.